Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Second Quarter 2015
August 4, 2015
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2015

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Highlights
Core net operating earnings	$115	$112	$122	$127	$99	$227	$190
Net earnings	141	19	127	116	106	160	209
Total assets	49,424	48,307	47,535	46,552	45,355	49,424	45,355
Adjusted shareholders’ equity (a)	4,345	4,267	4,277	4,300	4,298	4,345	4,298
Property and Casualty net written premiums	1,026	926	1,025	1,242	998	1,952	1,753
Annuity statutory premiums	899	813	971	809	949	1,712	1,916
Per share data
Core net operating earnings per share	$1.28	$1.25	$1.35	$1.40	$1.07	$2.54	$2.07
Diluted earnings per share	1.57	0.21	1.41	1.28	1.15	1.79	2.28
Adjusted book value per share (a)	49.63	48.55	48.76	48.59	47.95	49.63	47.95
Cash dividends per common share	0.250	0.250	1.250	0.220	0.220	0.500	0.440
Financial ratios
Annualized core operating return on equity (b)	10.9%	10.8%	11.7%	12.3%	9.6%	10.9%	9.3%
Annualized return on equity (b)	13.4%	1.8%	12.1%	11.1%	10.3%	7.6%	10.3%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	61.0%	60.8%	64.0%	67.1%	64.6%	60.9%	61.1%
Underwriting expense ratio	33.9%	32.8%	28.6%	26.7%	32.3%	33.3%	33.6%

Combined ratio - Specialty	94.9%	93.6%	92.6%	93.8%	96.9%	94.2%	94.7%

Net spread on fixed annuities:
Net interest spread	2.77%	2.67%	2.64%	2.77%	2.92%	2.72%	2.87%
Net spread earned:
Before impact of fair value accounting	1.21%	1.49%	1.54%	1.50%	1.64%	1.35%	1.61%
Impact of fair value accounting (c)	0.18%	(0.28%)	(0.14%)	(0.02%)	(0.18%)	(0.05%)	(0.23%)

After impact of fair value accounting	1.39%	1.21%	1.40%	1.48%	1.46%	1.30%	1.38%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Property and Casualty Insurance
Underwriting profit	$50	$60	$79	$70	$29	$110	$87
Net investment income	83	79	75	76	76	162	143
Other expense	(12)	(10)	(13)	(16)	(8)	(22)	(25)

Property and Casualty Insurance operating earnings	121	129	141	130	97	250	205
Annuity earnings	88	75	85	86	84	163	157
Run-off Long-Term Care and Life (losses)/earnings	4	4	(7)	1	(2)	8	(4)
Interest expense of parent holding companies	(19)	(19)	(19)	(17)	(16)	(38)	(33)
Other expense	(20)	(22)	(16)	(13)	(21)	(42)	(45)

Pre-tax core operating earnings	174	167	184	187	142	341	280
Income tax expense	59	55	62	60	43	114	90

Core net operating earnings	115	112	122	127	99	227	190
Non-core items, net of tax:
Realized gains on securities	—	12	5	8	7	12	19
Realized gain on sale of hotel property	26	—	—	—	—	26	—
Loss on sale of subsidiaries	—	(105)	—	—	—	(105)	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(15)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(4)	—	—	—

Net earnings	$141	$19	$127	$116	$106	$160	$209

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Core net operating earnings	$115	$112	$122	$127	$99	$227	$190

Net earnings	$141	$19	$127	$116	$106	$160	$209

Average number of diluted shares	89.503	89.377	89.772	90.873	91.593	89.440	91.607
Diluted earnings per share:
Core net operating earnings per share	$1.28	$1.25	$1.35	$1.40	$1.07	$2.54	$2.07
Realized gains on securities	—	0.14	0.06	0.09	0.08	0.14	0.21
Realized gain on sale of hotel property	0.29	—	—	—	—	0.29	—
Loss on sale of subsidiaries	—	(1.18)	—	—	—	(1.18)	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.17)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.04)	—	—	—

Diluted earnings per share	$1.57	$0.21	$1.41	$1.28	$1.15	$1.79	$2.28

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Property and Transportation	$(13)	$7	$22	$11	$(18)	$(6)	$(12)
Specialty Casualty	37	28	36	32	30	65	68
Specialty Financial	24	22	18	21	15	46	25
Other Specialty	3	3	3	6	2	6	7

Underwriting profit - Specialty	51	60	79	70	29	111	88
Other core charges, included in loss and LAE	1	—	—	—	—	1	1

Underwriting profit - Core	50	60	79	70	29	110	87
Special A&E charges, included in loss and LAE	—	—	—	(24)	—	—	—

Underwriting profit - Property and Casualty Insurance	$50	$60	$79	$46	$29	$110	$87

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	10	6	3	3	10	16	22

Total current accident year catastrophe losses	$10	$6	$3	$3	$10	$16	$22

Prior year loss reserve development (favorable) / adverse	$(10)	$(7)	$10	$13	$14	$(17)	$(17)

Combined ratio:
Property and Transportation	104.0%	97.7%	94.6%	97.8%	105.5%	101.0%	102.0%
Specialty Casualty	92.7%	94.2%	92.9%	93.3%	93.6%	93.4%	91.2%
Specialty Financial	81.0%	81.7%	85.6%	81.6%	87.6%	81.4%	89.3%
Other Specialty	88.0%	89.3%	86.9%	78.0%	89.0%	88.6%	84.6%
Combined ratio - Specialty	94.9%	93.6%	92.6%	93.8%	96.9%	94.2%	94.7%
Other core charges	0.0%	0.1%	0.0%	0.1%	0.0%	0.0%	0.0%
Special A&E charges	0.0%	0.0%	0.0%	2.1%	0.0%	0.0%	0.1%

Combined ratio	94.9%	93.7%	92.6%	96.0%	96.9%	94.2%	94.8%

Combined ratio excl. catastrophe and prior year development	95.0%	93.8%	91.4%	94.5%	94.4%	94.4%	94.5%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	61.1%	61.0%	62.8%	67.8%	62.1%	61.1%	60.9%
Prior accident year loss reserve development	(1.1%)	(0.7%)	1.0%	1.2%	1.4%	(1.0%)	(1.0%)
Current accident year catastrophe loss	1.0%	0.6%	0.2%	0.3%	1.1%	0.8%	1.3%

Loss and LAE ratio	61.0%	60.9%	64.0%	69.3%	64.6%	60.9%	61.2%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Gross written premiums	$1,318	$1,196	$1,303	$1,859	$1,291	$2,514	$2,315
Ceded reinsurance premiums	(292)	(270)	(278)	(617)	(293)	(562)	(562)

Net written premiums	1,026	926	1,025	1,242	998	1,952	1,753
Change in unearned premiums	(41)	20	36	(110)	(67)	(21)	(68)

Net earned premiums	985	946	1,061	1,132	931	1,931	1,685
Loss and LAE	600	576	679	760	602	1,176	1,030
Underwriting expense	334	310	303	302	300	644	567

Underwriting profit	$51	$60	$79	$70	$29	$111	$88

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	10	6	3	3	10	16	22

Total current accident year catastrophe losses	$10	$6	$3	$3	$10	$16	$22

Prior year loss reserve development (favorable) / adverse	$(11)	$(7)	$10	$(11)	$14	$(18)	$(18)

Combined ratio:
Loss and LAE ratio	61.0%	60.8%	64.0%	67.1%	64.6%	60.9%	61.1%
Underwriting expense ratio	33.9%	32.8%	28.6%	26.7%	32.3%	33.3%	33.6%

Combined ratio	94.9%	93.6%	92.6%	93.8%	96.9%	94.2%	94.7%

Combined ratio excl. catastrophe and prior year development	95.0%	93.8%	91.4%	94.5%	94.4%	94.4%	94.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.1%	61.0%	62.8%	67.8%	62.1%	61.1%	60.9%
Prior accident year loss reserve development	(1.1%)	(0.8%)	1.0%	(1.0%)	1.4%	(1.0%)	(1.1%)
Current accident year catastrophe loss	1.0%	0.6%	0.2%	0.3%	1.1%	0.8%	1.3%

Loss and LAE ratio	61.0%	60.8%	64.0%	67.1%	64.6%	60.9%	61.1%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Gross written premiums	$500	$376	$482	$995	$489	$876	$865
Ceded reinsurance premiums	(138)	(88)	(109)	(439)	(136)	(226)	(228)

Net written premiums	362	288	373	556	353	650	637
Change in unearned premiums	(35)	25	42	(52)	(29)	(10)	(12)

Net earned premiums	327	313	415	504	324	640	625
Loss and LAE	240	211	299	407	248	451	449
Underwriting expense	100	95	94	86	94	195	188

Underwriting profit (loss)	$(13)	$7	$22	$11	$(18)	$(6)	$(12)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	7	4	2	1	8	11	17

Total current accident year catastrophe losses	$7	$4	$2	$1	$8	$11	$17

Prior year loss reserve development (favorable) / adverse	$6	$3	$3	$(5)	$22	$9	$18

Combined ratio:
Loss and LAE ratio	73.2%	67.5%	72.2%	80.7%	76.4%	70.5%	71.9%
Underwriting expense ratio	30.8%	30.2%	22.4%	17.1%	29.1%	30.5%	30.1%

Combined ratio	104.0%	97.7%	94.6%	97.8%	105.5%	101.0%	102.0%

Combined ratio excl. catastrophe and prior year development	100.2%	95.4%	93.7%	98.5%	96.2%	97.9%	96.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	69.4%	65.2%	71.3%	81.4%	67.1%	67.4%	66.3%
Prior accident year loss reserve development	1.7%	1.1%	0.6%	(0.9%)	6.6%	1.4%	2.9%
Current accident year catastrophe loss	2.1%	1.2%	0.3%	0.2%	2.7%	1.7%	2.7%

Loss and LAE ratio	73.2%	67.5%	72.2%	80.7%	76.4%	70.5%	71.9%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Gross written premiums	$661	$683	$660	$707	$655	$1,344	$1,162
Ceded reinsurance premiums	(158)	(182)	(162)	(171)	(156)	(340)	(332)

Net written premiums	503	501	498	536	499	1,004	830
Change in unearned premiums	—	(11)	1	(50)	(32)	(11)	(50)

Net earned premiums	503	490	499	486	467	993	780
Loss and LAE	311	316	325	310	300	627	472
Underwriting expense	155	146	138	144	137	301	240

Underwriting profit	$37	$28	$36	$32	$30	$65	$68

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	1	1	2	2

Total current accident year catastrophe losses	$1	$1	$1	$1	$1	$2	$2

Prior year loss reserve development (favorable) / adverse	$(7)	$—	$14	$7	$(4)	$(7)	$(28)

Combined ratio:
Loss and LAE ratio	61.9%	64.4%	65.1%	63.7%	64.3%	63.1%	60.5%
Underwriting expense ratio	30.8%	29.8%	27.8%	29.6%	29.3%	30.3%	30.7%

Combined ratio	92.7%	94.2%	92.9%	93.3%	93.6%	93.4%	91.2%

Combined ratio excl. catastrophe and prior year development	94.0%	93.9%	89.9%	91.6%	94.3%	94.0%	94.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.2%	64.1%	62.1%	62.0%	65.0%	63.7%	63.9%
Prior accident year loss reserve development	(1.4%)	0.0%	2.9%	1.3%	(0.8%)	(0.8%)	(3.6%)
Current accident year catastrophe loss	0.1%	0.3%	0.1%	0.4%	0.1%	0.2%	0.2%

Loss and LAE ratio	61.9%	64.4%	65.1%	63.7%	64.3%	63.1%	60.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Gross written premiums	$157	$137	$160	$157	$147	$294	$288
Ceded reinsurance premiums	(21)	(22)	(29)	(36)	(27)	(43)	(52)

Net written premiums	136	115	131	121	120	251	236
Change in unearned premiums	(7)	5	(10)	(6)	(4)	(2)	(3)

Net earned premiums	129	120	121	115	116	249	233
Loss and LAE	36	36	42	32	40	72	85
Underwriting expense	69	62	61	62	61	131	123

Underwriting profit	$24	$22	$18	$21	$15	$46	$25

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	1	—	—	1	3	3

Total current accident year catastrophe losses	$2	$1	$—	$—	$1	$3	$3

Prior year loss reserve development (favorable) / adverse	$(8)	$(9)	$(4)	$(10)	$(2)	$(17)	$(3)

Combined ratio:
Loss and LAE ratio	27.7%	30.4%	34.5%	27.7%	35.3%	29.0%	36.6%
Underwriting expense ratio	53.3%	51.3%	51.1%	53.9%	52.3%	52.4%	52.7%

Combined ratio	81.0%	81.7%	85.6%	81.6%	87.6%	81.4%	89.3%

Combined ratio excl. catastrophe and prior year development	85.2%	88.5%	88.8%	90.3%	88.6%	86.8%	89.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	31.9%	37.2%	37.7%	36.4%	36.3%	34.4%	36.7%
Prior accident year loss reserve development	(6.2%)	(7.3%)	(3.3%)	(9.0%)	(1.8%)	(6.7%)	(1.2%)
Current accident year catastrophe loss	2.0%	0.5%	0.1%	0.3%	0.8%	1.3%	1.1%

Loss and LAE ratio	27.7%	30.4%	34.5%	27.7%	35.3%	29.0%	36.6%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Gross written premiums	$—	$—	$1	$—	$—	$—	$—
Ceded reinsurance premiums	25	22	22	29	26	47	50

Net written premiums	25	22	23	29	26	47	50
Change in unearned premiums	1	1	3	(2)	(2)	2	(3)

Net earned premiums	26	23	26	27	24	49	47
Loss and LAE	13	13	13	11	14	26	24
Underwriting expense	10	7	10	10	8	17	16

Underwriting profit	$3	$3	$3	$6	$2	$6	$7

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	1	—	—	—

Total current accident year catastrophe losses	$—	$—	$—	$1	$—	$—	$—

Prior year loss reserve development (favorable) / adverse	$(2)	$(1)	$(3)	$(3)	$(2)	$(3)	$(5)

Combined ratio:
Loss and LAE ratio	52.4%	54.4%	49.6%	43.4%	53.2%	53.4%	49.6%
Underwriting expense ratio	35.6%	34.9%	37.3%	34.6%	35.8%	35.2%	35.0%

Combined ratio	88.0%	89.3%	86.9%	78.0%	89.0%	88.6%	84.6%

Combined ratio excl. catastrophe and prior year development	93.2%	96.6%	97.4%	85.6%	97.1%	94.8%	94.4%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Net investment income	$306	$292	$285	$287	$289	$598	$564
Guaranteed withdrawal benefit fees	10	10	9	9	8	20	16
Policy charges and other miscellaneous income	12	14	12	11	11	26	21

Total revenues	328	316	306	307	308	644	601
Annuity benefits expense	151	184	157	157	166	335	334
Acquisition expenses	60	34	47	41	37	94	68
Other expenses	29	23	17	23	21	52	42

Total costs and expenses	240	241	221	221	224	481	444

Core Annuity earnings before income taxes	$88	$75	$85	$86	$84	$163	$157

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$77	$92	$93	$87	$94	$169	$182
Impact of fair value accounting (a)	11	(17)	(8)	(1)	(10)	(6)	(25)

Core Annuity earnings before income taxes	$88	$75	$85	$86	$84	$163	$157

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Detail of annuity benefits expense:
Interest credited - fixed	$131	$128	$127	$126	$123	$259	$244
Interest credited - fixed component of variable annuities	2	1	1	2	2	3	3
Change in expected death and annuitization reserve	5	4	4	5	5	9	9
Amortization of sales inducements	7	7	6	7	6	14	13
Guaranteed withdrawal benefit reserve	16	12	11	12	10	28	18
Change in other benefit reserves	12	2	1	3	5	14	8
Unlockings (a)	—	—	(11)	—	—	—	—

Subtotal before impact of fair value accounting	173	154	139	155	151	327	295
Embedded derivative mark-to-market (b)	(19)	50	87	21	78	31	132
Equity option mark-to-market	(3)	(20)	(69)	(19)	(63)	(23)	(93)

Subtotal impact of fair value accounting	(22)	30	18	2	15	8	39

Total annuity benefits expense	$151	$184	$157	$157	$166	$335	$334

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking charge of $10mm in the 4th quarter of 2014 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total AFG recorded an unlocking expense reduction of $1mm in the 4th quarter of 2014.
(b)	Excludes unlocking impact of ($58) million in the 4th quarter of 2014.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Average fixed annuity investments (at amortized cost)	$24,711	$23,943	$23,334	$22,730	$22,098	$24,327	$21,750
Average annuity benefits accumulated	24,474	23,752	23,104	22,475	21,829	24,113	21,448

Investments in excess of annuity benefits accumulated	$237	$191	$230	$255	$269	$214	$302

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.91%	4.83%	4.85%	5.01%	5.18%	4.87%	5.14%
Interest credited	(2.14%)	(2.16%)	(2.21%)	(2.24%)	(2.26%)	(2.15%)	(2.27%)

Net interest spread on fixed annuities	2.77%	2.67%	2.64%	2.77%	2.92%	2.72%	2.87%
Policy charges and other miscellaneous income	0.13%	0.20%	0.14%	0.14%	0.14%	0.16%	0.14%
Other annuity benefit expenses, net	(0.49%)	(0.25%)	(0.20%)	(0.33%)	(0.33%)	(0.37%)	(0.29%)
Acquisition expenses	(0.94%)	(0.55%)	(0.61%)	(0.69%)	(0.64%)	(0.75%)	(0.60%)
Other expenses	(0.43%)	(0.36%)	(0.28%)	(0.37%)	(0.36%)	(0.39%)	(0.37%)
Change in fair value of derivatives	0.35%	(0.50%)	(0.31%)	(0.04%)	(0.27%)	(0.07%)	(0.37%)
Unlockings	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities - core	1.39%	1.21%	1.40%	1.48%	1.46%	1.30%	1.38%

Average annuity benefits accumulated	$24,474	$23,752	$23,104	$22,475	$21,829	$24,113	$21,448
Net spread earned on fixed annuities	1.39%	1.21%	1.40%	1.48%	1.46%	1.30%	1.38%

Earnings on fixed annuity benefits accumulated	$85	$72	$81	$83	$80	$157	$148
Investments in excess of annuity benefits accumulated	$237	$191	$230	$255	$269	$214	$302
Net investment income (as % of investments)	4.91%	4.83%	4.85%	5.01%	5.18%	4.87%	5.14%

Earnings on investments in excess of annuity benefits accumulated	$3	$2	$3	$3	$3	$5	$8
Variable annuity earnings	—	1	1	—	1	1	1

Earnings before income taxes - core	$88	$75	$85	$86	$84	$163	$157

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.21%	1.49%	1.54%	1.50%	1.64%	1.35%	1.61%
Impact of fair value accounting (a)	0.18%	(0.28%)	(0.14%)	(0.02%)	(0.18%)	(0.05%)	(0.23%)

Net spread earned core - after impact of fair value accounting	1.39%	1.21%	1.40%	1.48%	1.46%	1.30%	1.38%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Six months ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Retail single premium annuities - indexed	$404	$349	$405	$339	$403	$753	$789
Retail single premium annuities - fixed	18	12	19	18	25	30	64
Financial institutions single premium annuities - indexed	369	356	426	333	364	725	730
Financial institutions single premium annuities - fixed	48	38	61	62	95	86	209
Education market - fixed and indexed annuities	49	47	49	46	49	96	99

Subtotal fixed annuity premiums	888	802	960	798	936	1,690	1,891
Variable annuities	11	11	11	11	13	22	25

Total annuity premiums	$899	$813	$971	$809	$949	$1,712	$1,916

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Beginning fixed annuity reserves	$24,042	$23,462	$22,745	$22,205	$21,453	$23,462	$20,679
Premiums	888	802	960	798	936	1,690	1,891
Federal Home Loan Bank advances	300	—	—	—	—	300	—
Surrenders, benefits and other withdrawals	(471)	(420)	(464)	(426)	(408)	(891)	(783)
Interest and other annuity benefit expenses:
Interest credited	131	128	127	126	123	259	244
Embedded derivative mark-to-market	(19)	50	87	21	78	31	132
Change in other benefit reserves	35	20	18	21	23	55	42
Unlockings	—	—	(11)	—	—	—	—

Ending fixed annuity reserves	$24,906	$24,042	$23,462	$22,745	$22,205	$24,906	$22,205

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$24,906	$24,042	$23,462	$22,745	$22,205	$24,906	$22,205
Impact of unrealized investment gains on reserves	107	179	111	107	117	107	117
Fixed component of variable annuities	190	190	191	192	194	190	194

Annuity benefits accumulated per balance sheet	$25,203	$24,411	$23,764	$23,044	$22,516	$25,203	$22,516

Annualized surrenders and other withdrawals as a % of beginning reserves	7.8%	7.2%	8.2%	7.7%	7.6%	7.6%	7.6%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14
Assets:
Total cash and investments	$37,644	$37,384	$36,210	$35,151	$34,843	$32,727
Recoverables from reinsurers	3,075	3,046	3,238	3,134	3,107	2,969
Prepaid reinsurance premiums	499	475	469	587	489	438
Agents’ balances and premiums receivable	959	864	889	901	902	735
Deferred policy acquisition costs	965	756	821	858	806	890
Assets of managed investment entities	3,629	3,279	3,108	2,946	2,799	2,723
Other receivables	660	641	910	1,140	527	524
Variable annuity assets (separate accounts)	655	667	662	649	681	666
Other assets	1,137	994	1,027	985	1,001	913
Goodwill	201	201	201	201	200	185

Total assets	$49,424	$48,307	$47,535	$46,552	$45,355	$42,770

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$7,744	$7,636	$7,872	$7,645	$7,370	$6,134
Unearned premiums	2,004	1,936	1,956	2,114	1,911	1,788
Annuity benefits accumulated	25,203	24,411	23,764	23,044	22,516	21,744
Life, accident and health reserves	2,156	2,195	2,175	2,098	2,082	2,039
Payable to reinsurers	511	494	645	673	445	400
Liabilities of managed investment entities	3,309	2,952	2,819	2,625	2,499	2,413
Long-term debt	1,024	1,061	1,061	1,062	912	913
Variable annuity liabilities (separate accounts)	655	667	662	649	681	666
Other liabilities	1,834	1,855	1,527	1,564	1,781	1,700

Total liabilities	$44,440	$43,207	$42,481	$41,474	$40,197	$37,797
Shareholders’ equity:
Common stock	$88	$88	$88	$88	$90	$90
Capital surplus	1,183	1,173	1,152	1,150	1,152	1,138
Appropriated retained earnings	—	—	(2)	2	31	49
Unappropriated retained earnings	2,968	2,886	2,914	2,946	2,913	2,842
Unrealized gains - fixed maturities	457	656	604	602	656	556
Unrealized gains - equities	130	143	139	124	149	129
Other comprehensive income, net of tax	(24)	(23)	(16)	(8)	(6)	(8)

Total shareholders’ equity	4,802	4,923	4,879	4,904	4,985	4,796
Noncontrolling interests	182	177	175	174	173	177

Total liabilities and equity	$49,424	$48,307	$47,535	$46,552	$45,355	$42,770

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14
Shareholders’ equity	$4,802	$4,923	$4,879	$4,904	$4,985	$4,796
Appropriated retained earnings	—	—	2	(2)	(31)	(49)

Shareholders’ equity, excluding appropriated retained earnings	4,802	4,923	4,881	4,902	4,954	4,747
Unrealized (gains) on fixed maturities	(457)	(656)	(604)	(602)	(656)	(556)

Adjusted shareholders’ equity	4,345	4,267	4,277	4,300	4,298	4,191
Goodwill	(201)	(201)	(201)	(201)	(200)	(185)
Intangibles	(53)	(55)	(57)	(63)	(66)	(27)

Tangible adjusted shareholders’ equity	$4,091	$4,011	$4,019	$4,036	$4,032	$3,979

Common shares outstanding	87.540	87.886	87.709	88.491	89.618	89.589
Book value per share:
Excluding appropriated retained earnings (a)	$54.86	$56.01	$55.65	$55.39	$55.27	$52.99
Adjusted (b)	49.63	48.55	48.76	48.59	47.95	46.79
Tangible, adjusted (c)	46.73	45.63	45.82	45.61	44.99	44.42
Market capitalization
AFG’s closing common share price	$65.04	$64.15	$60.72	$57.89	$59.56	$57.71
Market capitalization	$5,694	$5,638	$5,326	$5,123	$5,338	$5,170
Price / Adjusted book value ratio	1.31	1.32	1.25	1.19	1.24	1.23

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14
AFG senior obligations	$840	$840	$840	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$852	$852	$852	$852	$852	$852
AFG subordinated debentures	150	150	150	150	—	—
Obligations of subsidiaries - secured by real estate	22	59	59	60	60	61
Payable to subsidiary trusts - subordinated	—	—	—	—	—	—

Total Long-term debt	$1,024	$1,061	$1,061	$1,062	$912	$913
Shareholders’ equity	4,802	4,923	4,879	4,904	4,985	4,796
Noncontrolling interests	182	177	175	174	173	177
Less:
Appropriated retained earnings	—	—	2	(2)	(31)	(49)
Unrealized gains related to fixed maturity investments	(457)	(656)	(604)	(602)	(656)	(556)

Total adjusted capital	$5,551	$5,505	$5,513	$5,536	$5,383	$5,281

Less:
Obligations of subsidiaries - secured by real estate	(22)	(59)	(59)	(60)	(60)	(61)

Total adjusted capital excluding obligations secured by real estate	$5,529	$5,446	$5,454	$5,476	$5,323	$5,220

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	18.4%	19.3%	19.2%	19.2%	16.9%	17.3%
Excluding subordinated debt & debt secured by real estate	15.4%	15.6%	15.6%	15.6%	16.0%	16.3%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six months ended
	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	06/30/15	06/30/14
Property and Casualty Insurance
Paid Losses (GAAP)	$526	$617	$562	$528	$530	$1,143	$1,040

	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14	03/31/14
Statutory Surplus
Property and Casualty Insurance	$2,399	$2,340	$2,286	$2,206	$2,227	$1,981
AFG’s principal annuity subsidiaries (total adjusted capital)	$1,911	$1,861	$1,822	$1,818	$1,751	$1,688
Allowable dividends without regulatory approval
Property and Casualty Insurance	$315	$315	$315	$335	$335	$335
Annuity and Run-off	358	358	358	275	275	275

Total	$673	$673	$673	$610	$610	$610

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income June 30, 2015 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off*	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$730	$236	$250	$—	$1,216	3%
Fixed maturities - Available for sale	6,643	25,603	14	—	32,260	86%
Fixed maturities - Trading	156	123	—	—	279	1%
Equity securities	1,156	503	45	—	1,704	4%
Policy loans	—	223	—	—	223	1%
Mortgage loans	215	839	—	—	1,054	3%
Real estate and other investments	419	790	18	(319)	908	2%

Total cash and investments	$9,319	$28,317	$327	$(319)	$37,644	100%

*	Total cash and investments in Annuity and Run-off segment includes $1.37 billion in cash and investments held by AFG’s two long-term care insurance subsidiaries, which are being sold.

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$62	$297	$—	$—	$359
Fixed maturities - Trading	—	1	—	—	1
Equity securities	12	6	(1)	—	17
Equity in investees	3	2	—	—	5
Other investments	8	23	—	(5)	26

Gross investment income	85	329	(1)	(5)	408
Investment expenses	(2)	(2)	—	—	(4)

Total net investment income	$83	$327	$(1)	$(5)	$404

	Equity Securities
	Cost	Fair Value	Unrealized Gain (Loss)
Annuity and Run-off	$456	$503	$47
Property and Casualty Insurance	1,000	1,156	156
Other	45	45	—

Total AFG consolidated	$1,501	$1,704	$203

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated June 30, 2015 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$371	$376	$5	1%	1%
States, municipalities and political subdivisions	6,899	7,110	211	22%	19%
Foreign government	262	272	10	1%	1%
Residential mortgage-backed securities	3,762	4,120	358	13%	11%
Commercial mortgage-backed securities	2,207	2,326	119	7%	6%
Asset-backed securities	4,356	4,384	28	13%	12%
Corporate bonds
Manufacturing	2,501	2,600	99	8%	7%
Banks, lending and credit institutions	3,038	3,129	91	10%	8%
Gas and electric services	1,330	1,424	94	4%	4%
Insurance and insurance related	979	1,029	50	3%	3%
Other corporate	5,579	5,769	190	18%	15%

Total AFG consolidated	$31,284	$32,539	$1,255	100%	87%

Annuity and Run-off	$24,642	$25,726	1,084	79%	69%
Property and Casualty Insurance	6,639	6,799	160	21%	18%
Other	3	14	11	0%	0%

Total AFG consolidated	$31,284	$32,539	$1,255	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.70%
Net of investment expense (a)	4.65%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio June 30, 2015 ($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$83	$84	$1	0%
States, municipalities and political subdivisions	4,140	4,287	147	17%
Foreign government	17	20	3	0%
Residential mortgage-backed securities	2,807	3,100	293	12%
Commercial mortgage-backed securities	1,986	2,098	112	8%
Asset-backed securities	3,092	3,116	24	12%
Corporate debt	12,517	13,021	504	51%

Total Annuity and Run-off	$24,642	$25,726	$1,084	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.92%
Net of investment expense (a)	4.89%
Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$286	$290	$4	4%
States, municipalities and political subdivisions	2,759	2,823	64	41%
Foreign government	245	252	7	4%
Residential mortgage-backed securities	954	1,008	54	15%
Commercial mortgage-backed securities	221	228	7	3%
Asset-backed securities	1,264	1,268	4	19%
Corporate debt	910	930	20	14%

Property and Casualty Insurance	$6,639	$6,799	$160	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.84%
Net of investment expense (a)	3.74%
Tax equivalent, net of investment expense (b)	4.36%
Approximate average life and duration:
Approximate average life	5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation June 30, 2015 ($ in millions)

	GAAP Data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,637	$6,814	$177	21%
AA	6,636	6,819	183	21%
A	8,016	8,345	329	26%
BBB	6,121	6,361	240	19%

Subtotal - Investment grade	27,410	28,339	929	87%
BB	816	844	28	3%
B	415	422	7	1%
Other	2,643	2,934	291	9%

Total	$31,284	$32,539	$1,255	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$23,882	77%	$23,882	$24,884	$1,002
NAIC 2	6,219	20%	6,219	6,450	231

	30,101	97%	30,101	31,334	1,233
NAIC 3	656	2%	657	677	20
NAIC 4	158	1%	159	160	1
NAIC 5	61	0%	63	72	9
NAIC 6	37	0%	40	54	14

Total	$31,013	100%	$31,020	$32,297	$1,277

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated June 30, 2015 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$310	$319	$9	5%	1%
Prime (Non-Agency)	1,743	1,930	187	30%	5%
Alt-A	886	985	99	15%	3%
Subprime	823	886	63	14%	2%

Subtotal - Residential	3,762	4,120	358	64%	11%
Commercial	2,207	2,326	119	36%	6%

Total AFG consolidated	$5,969	$6,446	$477	100%	17%

Annuity and Run-off	$4,793	$5,198	$405	81%	14%
Property and Casualty Insurance	1,175	1,236	61	19%	3%
Other	1	12	11	0%	0%

Total AFG consolidated	$5,969	$6,446	$477	100%	17%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 83%; Alt-A 78%; Subprime 86%; CMBS 99%.
•	The average FICO score of our residential MBS securities is—Prime 740; Alt-A 712; Subprime 638.

•	99.7% of our Commercial MBS portfolio is investment-grade rated (84% AAA) and the average subordination for this group of assets is 39%.

•	The approximate average life by collateral type is—Residential 5.0 years; Commercial 3.5 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio June 30, 2015 ($ in millions)

Annuity and Run-off:

					% of
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Investment Portfolio
Residential
Agency	$140	$146	$6	3%	1%
Prime (Non-Agency)	1,506	1,667	161	32%	6%
Alt-A	649	728	79	14%	3%
Subprime	512	559	47	11%	2%

Subtotal - Residential	2,807	3,100	293	60%	12%
Commercial	1,986	2,098	112	40%	7%

Total Annuity and Run-off	$4,793	$5,198	$405	100%	19%

Property and Casualty Insurance:

					% of
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Investment Portfolio
Residential
Agency	$170	$173	$3	14%	2%
Prime (Non-Agency)	236	251	15	20%	3%
Alt-A	237	257	20	21%	3%
Subprime	311	327	16	27%	4%

Subtotal - Residential	954	1,008	54	82%	12%
Commercial	221	228	7	18%	2%

Total Property and Casualty Insurance	$1,175	$1,236	$61	100%	14%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation June 30, 2015 ($ in millions)

	GAAP data
	Amortized		Unrealized	% of
By Credit Rating	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$2,613	$2,738	$125	42%
AA	304	316	12	5%
A	421	444	23	7%
BBB	218	236	18	4%

Subtotal - investment grade	3,556	3,734	178	58%
BB	296	307	11	5%
B	355	364	9	5%
Other	1,762	2,041	279	32%

Total	$5,969	$6,446	$477	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$5,693	97%	$5,694	$6,194	$500
NAIC 2	62	1%	62	63	1

	5,755	98%	5,756	6,257	501
NAIC 3	51	1%	51	52	1
NAIC 4	59	1%	59	63	4
NAIC 5	21	0%	21	32	11
NAIC 6	2	0%	3	17	14

Total	$5,888	100%	$5,890	$6,421	$531